ACCOUNTS PAYABLE, TRADE	6 Months Ended
Jun. 30, 2013
ACCOUNTS PAYABLE, TRADE
ACCOUNTS PAYABLE, TRADE
9. ACCOUNTS PAYABLE, TRADE

Accounts payable, trade, as of June 30, 2013 and December 31, 2012 were as follows:

	As of June 30,	As of December 31,
	2013	2012
Suppliers	$3,076	$3,099
Shipyards	1,414	616
Insurers	1,509	383
Agents	728	766
Other various creditors	11,058	8,570
	$17,785	$13,434

During the period from January 1, 2013 until June 30, 2013, the Company issued an aggregate of 252,403 common shares, which vested upon issuance, to various vendors in order to settle outstanding liabilities totaling $2,223. On February 5, 2013, the Company issued an aggregate of 2,929 common shares, which vested upon issuance, to an ex-director in order to settle outstanding liabilities of approximately $44.

Accounts Payable Settlement (April 5, 2013)

On April 5, 2013, the Supreme Court of the State of New York, County of New York (the “Court”), entered an order (the “Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a stipulation of settlement (the “Settlement Agreement”) between NewLead Holdings Ltd. and Hanover Holdings I, LLC, a New York limited liability company (“Hanover”), in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 650964/2013 (the “Action”). Hanover commenced the Action against the Company on March 18, 2013 to recover an aggregate of $2,412 of past-due accounts payable of the Company, which Hanover had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Hanover and each of such vendors (the “Assigned Accounts”), plus fees and costs (the “Claim”). The Assigned Accounts relate to certain legal, insurance, broker, bunker and consulting services provided by certain vendors of the Company. The Order provides for the full and final settlement of the Claim and the Action. The Settlement Agreement became effective and binding upon the Company and Hanover upon execution of the Order by the Court on April 5, 2013.

Pursuant to the terms of the Settlement Agreement approved by the Order, on April 5, 2013, the Company issued and delivered to Hanover 400,000 shares (the “Settlement Shares”) of the Company’s common shares. The Settlement Agreement provides that the Settlement Shares will be subject to certain adjustments for certain period (which is the shorter of the following: (a) the 50-consecutive trading day period commencing on the trading day immediately following the date of issuance of the initial Settlement Shares and (b) the consecutive trading day period commencing on the trading day immediately following the Initial Issuance Date and ending on the trading day that Hanover shall have received the aggregate cash proceeds from the resale of Settlement Shares) to reflect the intention of the parties that the total number of common shares to be issued to Hanover pursuant to the Settlement Agreement be based upon a specified discount to the trading volume weighted average price of the common shares for a specified period of time. Hanover should receive aggregate cash proceeds from the resale of Settlement Shares equal to the sum of (i) $3,135, representing 130% of the total amount of the Claim, and (ii) the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the Action, subject to the cap set forth above (less $10 heretofore paid by the Company), supported by daily written reports to be delivered by Hanover to the Company.

The issuance of Common Stock to Hanover pursuant to the terms of the Settlement Agreement approved by the Order is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

Since the issuance of the Settlement Shares described above, Hanover demonstrated to the Company’s satisfaction that it was entitled to receive an aggregate of 456,667 additional shares (“Additional Settlement Shares”) based on the adjustment formula described above, and that the issuance of such Additional Settlement Shares to Hanover, in the amounts and at the times requested by Hanover during the Calculation Period, would not result in Hanover exceeding a beneficial ownership limitation set forth in the settlement agreement. Accordingly, during the Calculation Period, the Company issued and delivered to Hanover an aggregate of 456,667 Additional Settlement Shares pursuant to the terms of the Settlement Agreement approved by the Order.

The Calculation Period expired on June 18, 2013 and the True-Up Date occurred on June 19, 2013. Based on the adjustment formula described above, Hanover was entitled to receive an aggregate of 799,722 VWAP Shares. Accordingly, since Hanover previously had received an aggregate of 856,667 Settlement Shares and Additional Settlement Shares, on the True-Up Date Hanover returned to the Company for cancellation 56,945 shares of Common Stock pursuant to the terms of the Settlement Agreement approved by the Order. No additional shares of Common Stock are issuable to Hanover pursuant to the Settlement Agreement. In connection with the settlement agreement he Company recorded a $2,252 loss on settlement of payables which is included in interest and finance expense in the accompanying statements of operations.

See also Note 23 for a discussion of recent developments relating to the Company’s additional Accounts Payable Settlements (July 9, 2013).

On October 17, 2013, NewLead entered into a term sheet with Hanover, for a potential transaction relating to up to $37,500 of outstanding indebtedness.  Certain provisions of the term sheet, including exclusivity provisions and restrictions on seeking other financing transactions, are binding upon NewLead and, if breached, could require NewLead to pay a break-up fee of up to approximately $3,700 and issue approximately 2.3 million shares of common stock. The transaction was subject to definitive documentation and ultimately court approval of the transaction.

On December 2, 2013, the Court entered an order approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act in accordance with a stipulation of settlement among NewLead Holdings Ltd., Hanover, and MG Partners Limited, in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 160776/2013. Further information on this transaction can be found in the Current Report on Form 6-K filed on December 2, 2013.